EXPLANATORY NOTE

This filing pursuant to Rule 497 relates to the Class A, Class C and Advisor Class shares of the AR Capital BDC Income Fund, the AR Capital Global Real Estate Income Fund and the AR Capital Real Estate Income Fund, each a series of the Realty Capital Income Funds Trust (collectively, the “Funds”). The purpose of this filing is to file risk/return summary information for the Funds in interactive data format.

EXHIBIT INDEX

Exhibit No.	Description

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document